UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

        On December 29, 2005, Riverview Bancorp, Inc. (the "Company") announced that it had completed the issuance of $7 million in trust preferred securities. The trust preferred securities have a maturity of 30 years and are redeemable at par after five years. The securities require quarterly interest payments (subject to certain deferment options) and bear an interest rate tied to three-month LIBOR, plus 1.36%. The net proceeds from the issuance will be invested in the Company's financial institution subsidiary, Riverview Community Bank, to provide additional capital for general corporate purposes, including current and future expansion.

        Additional information concerning the trust preferred issuance is contained in the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

             (c)          Exhibits

            99.1        News Release of Riverview Bancorp, Inc. dated December 29, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        RIVERVIEW BANCORP, INC.

Date: December 29, 2005                                 /s/Patrick Sheaffer
                                                                         Patrick Sheaffer
                                                                         Chairman and Chief Executive Officer
                                                                        (Principal Executive Officer)

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Exhibit 99.1

News Release Dated December 29, 2005

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RIVERVIEW BANCORP, INC. COMPLETES ISSUANCE OF $7 MILLION IN TRUST
PREFERRED SECURITIES AND
ANNOUNCES PLANS TO REPORT THIRD QUARTER RESULTS

Vancouver, WA - December 29, 2005 - Riverview Bancorp, Inc. (Nasdaq: RVSB) (the "Company"), the holding company for Riverview Community Bank ("Bank"), today announced that it completed the issuance of $7 million in trust preferred securities. The trust preferred securities were issued by a special purpose business trust owned by the Company and placed by D.A. Davidson, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. The net proceeds from this issuance will be invested in the Bank to provide additional capital for general corporate purposes, including current and future expansion of the Bank.

Under the terms of the transaction, the trust preferred securities have a maturity of 30 years and are redeemable at par after five years. The securities require quarterly interest payments (subject to certain deferment options) and bear an interest rate tied to three-month LIBOR, plus 1.36%.

Riverview also announced plans to report its results for the third quarter ended December 31, 2005 after the close of market on Tuesday, January 24, 2006. Management of the Company will host a conference call for institutional investors and bank analysts on Wednesday, January 25, 2006 at 8:00 a.m. PST (11:00 a.m. EST) to discuss its financial results. The conference call can be accessed by dialing 303-262-2143 and requesting the Riverview Bancorp, Inc. Earnings Release Conference Call. The conference call will also be broadcast live via the Internet. To listen to the call online, go to www.actioncast.acttel.com and enter event ID 31728. An archived replay of the call can be accessed by dialing 303-590-3000, access code 11049704#, through Wednesday, February 1, 2006 or via the Internet at www.actioncast.acttel.com, event ID 31728, for 90 days.

Riverview Bancorp, Inc. (www.riverviewbank.com) is headquartered in Vancouver, Washington - just north of Portland, Oregon on the I-5 corridor. It is the parent company of Riverview Community Bank, established in 1923, as well as Riverview Mortgage and Riverview Asset Management Corp. The Bank currently operates 16 branches, including nine in Clark County, and one lending center. The Bank offers true community banking services, focusing on providing the highest quality service and financial products to commercial and retail customers.

Forward-looking Statements. Statements contained in this release concerning expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements, which are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These factors include but are not limited to: Substantial changes in financial markets, regulatory changes, changes in interest rates, and regional economic conditions. Additional factors that could cause actual results to differ materially are disclosed in Riverview Bancorp, Inc.'s recent filings with the Securities and Exchange Commission, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

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Contacts: Pat Sheaffer or Ron Wysaske,
Riverview Bancorp 360-693-6650

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